UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 11, 2003

Date of Report (date of earliest event reported)

ORTHOVITA, INC.

(Exact name of Registrant as specified in charter)

Pennsylvania	0-24517	23-2694857
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No. )

45 Great Valley Parkway

Malvern, Pennsylvania 19355

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 640-1775

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press release issued August 11, 2003—Orthovita Reports 2nd Quarter 2003 Financial Results

Item 12.	Results of Operations and Financial Condition

On August 11, 2003, we issued a press release announcing results for our fiscal quarter ended June 30, 2003.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

Date: August 11, 2003	/s/ JOSEPH M. PAIVA
Joseph M. Paiva Chief Financial Officer